                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              Antex Biologics Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                              ANTEX BIOLOGICS INC.
                             300 Professional Drive
                          Gaithersburg, Maryland 20879

                      ------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 23, 2000

                      ------------------------------------

       The Annual Meeting of Stockholders of Antex Biologics Inc. (the "Company") will be held on Friday, June 23, 2000, at the Courtyard by Marriott Gaithersburg, 805 Russell Avenue, Gaithersburg, Maryland, for the following purposes.

         1. To reelect Donald G. Stark to the Board of Directors to serve as a Class II director for a three-year term, and

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

       The Board of Directors has fixed the close of business on April 26, 2000 as the record date for determining stockholders entitled to notice of and to vote at the meeting. A complete list of stockholders entitled to vote at the meeting will be open to examination by stockholders for any purpose germane to the meeting during normal business hours at the Company's offices at 300 Professional Drive, Gaithersburg, Maryland 20879.

                                           By Order of the Board of Directors

                                           /S/GREGORY C. ZAKARIAN
                                           ----------------------
                                              GREGORY C. ZAKARIAN
                                              Secretary


April 28, 2000

       WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE THE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                              Antex Biologics Inc.
                             300 Professional Drive
                          Gaithersburg, Maryland 20879

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                   To be Held
                                  June 23, 2000

       This Proxy Statement is furnished to the stockholders of Antex Biologics Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of Stockholders of the Company to be held on June 23, 2000, and any adjournment or adjournments thereof. A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement and enclosed form of proxy will commence on or about April 28, 2000.

       Only stockholders of record at the close of business on April 26, 2000, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date, the Company had issued and outstanding 48,200,254 shares of Common Stock, which are the only securities of the Company entitled to vote at the meeting. Each outstanding share of Common Stock is entitled to one vote.

       A quorum for the meeting requires the presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock. Assuming a quorum is present, one director of the Company will be elected by a plurality of the votes cast by stockholders present or represented and entitled to vote at the meeting.

       Abstentions will have no effect on the outcome of the vote for the election of the director.

       A stockholder who executes a proxy may revoke it by giving written notice to the Secretary of the Company at any time before the proxy is voted. Attendance at the meeting will not have the effect of revoking a proxy unless the stockholder notifies the Secretary of the meeting in writing prior to the voting of the proxy.

       The Board of Directors does not know of any matter, besides the vote for the election of the director described herein, that is expected to be presented for consideration at the meeting. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote the shares represented by such proxy on any such matter in accordance with their best judgment. All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld. If no instructions are given, the persons named in the enclosed proxy intend to vote for the nominee for reelection as a director as set forth below.

       The Company will bear the cost of soliciting proxies, including the cost of mailing the proxy material, and will reimburse banks, brokers and other custodial nominees and fiduciaries for the costs of supplying the proxy material to beneficial owners of the Common Stock. Directors, officers, and regular employees of the Company (who will not be specifically compensated for such service) also may solicit proxies in person or by telephone.

       The 1999 Annual Report to Stockholders is enclosed herewith. The Annual Report, which includes financial statements, does not form any part of the proxy solicitation materials.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

       The following table sets forth certain information as of April 26, 2000 regarding the beneficial ownership of the Company's Common Stock by (i) each person known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. The persons named in the table below have advised the Company that they have sole voting power and sole investment power with respect to all shares of Common Stock shown as beneficially owned by them, except as otherwise indicated.

                                                                     NUMBER OF SHARES
                                                                      OF COMMON STOCK              PERCENTAGE
         NAME AND ADDRESS(1)                                       BENEFICIALLY OWNED(2)           OF CLASS(2)
         -------------------                                       ---------------------           -----------

SmithKline Beecham Biologicals Manufacturing s.a.                       7,461,033(3)                 14.32%
   Rue de L'Institut 89
   B-1330 Rixensart, Belgium

First Lincoln Holdings, Inc.                                            4,545,454(4)                  8.62%
   1001 Jefferson Plaza, Suite 200
   Wilmington, Delaware  19801

CHL Medical Partners, L.P.                                              3,030,302(5)                  5.92%
   1055 Washington Boulevard
   Stamford, Connecticut  06901

V. M. Esposito, Ph.D.                                                   2,789,630(6)(7)               5.48%

Charles J. Coulter                                                        212,476(8)                     *

Robert L. Curry                                                            60,000(9)                     *

Donald G. Stark                                                           231,191(8)                     *

Larry R. Ellingsworth, Ph.D.                                              231,250(9)                     *

Theresa M. Stevens                                                        286,562(9)                     *

Gregory C. Zakarian                                                       650,934(10)                 1.33%

All directors and executive officers                                    4,462,043(11)                 8.52%
   (7 persons in group)

------

*      less than 1%

(1) The address for all of the named individuals is c/o Antex Biologics Inc., 300 Professional Drive, Gaithersburg, MD 20879, unless otherwise indicated.

(2) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individuals or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group shown in the table.

(3) Based on information contained in a Schedule 13D, dated September 24, 1999, filed with the Securities and Exchange Commission, includes 3,865,769 shares issuable upon the exercise of a warrant granted in connection with agreements entered into with the Company effective September 1, 1999. See "Certain Relationships and Related Transactions."

(4) Based on information contained in a Schedule 13G, dated March 27, 2000, filed with the Securities and Exchange Commission, includes 2,272,727 shares issuable upon the exercise of Class A Warrants. See "Certain Relationships and Related Transactions."

(5) Based on information contained in a Schedule 13G, dated March 23, 2000, filed with the Securities and Exchange Commission, includes 1,515,151 shares issuable upon the exercise of Class A Warrants. Does not include 300,000 shares issuable upon the exercise of Class C Warrants and 300,000 shares issuable upon the exercise of Class D Warrants. See "Certain Relationships and Related Transactions."

(6)    Includes 2,751,465 shares issuable upon the exercise of options.

(7) Includes 20,000 shares owned by a trust of which Dr. Esposito's wife is sole trustee and as to which he disclaims beneficial ownership.

(8)    Includes 195,476 shares issuable upon the exercise of options.

(9)    Consists solely of shares issuable upon the exercise of options.

(10)   Includes 650,834 shares issuable upon the exercise of options.

(11)   Includes 4,175,587 shares issuable upon the exercise of options.


                                     ITEM 1.
                              ELECTION OF DIRECTOR

       The Board of Directors of the Company is divided into three classes which are required to be as nearly equal in size as possible. Directors are elected for three-year terms. At the 1997 Annual Meeting, Donald G. Stark was reelected as a Class II director (term to expire at the 2000 Annual Meeting). At the 1998 Annual Meeting, Charles J. Coulter and V. M. Esposito, Ph.D. were reelected as Class III directors (terms to expire at the 2001 Annual Meeting). At the 1999 Annual Meeting, Robert L. Curry was reelected as a Class I director (term to expire at the 2002 Annual Meeting). At the 2000 Annual Meeting, the stockholders will elect one Class II director, whose term will extend until the 2003 Annual Meeting.

       The Board of Directors has nominated Donald G. Stark for reelection as a Class II director. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for the nominee will be voted (unless the nominee is unable or unwilling to serve) for the election of the nominee as a Class II director. The Board of Directors knows of no reason why the nominee will be unable or unwilling to serve, but if this should be the case, the persons named in the proxy will have the authority to vote the proxy for the election of a replacement nominee selected by the Board of Directors.

NOMINEE, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

       The names of the nominee for election as a director, each continuing director, and each executive officer, and each such individual's age, positions and offices held with the Company, years of service as a director, if applicable, principal occupation and business experience during the past five years, and any certain other directorships held is set forth below. The following descriptions are based on information provided by such persons.

       V. M. ESPOSITO, PH.D., age 59, has served as President, Chief Executive Officer and a director of the Company since May 1992. In July 1992, he was elected Chairman of the Board of Directors. From April 1987 until joining the Company, Dr. Esposito was the Founder and served as the President and Chief Executive Officer of Theracel Corporation, a privately-owned biotechnology company.

       CHARLES J. COULTER, age 74, has been a director of the Company since October 1992. Mr. Coulter was President of American Research and Development, a venture capital organization, from 1973 until his retirement in June 1992.

       ROBERT L. CURRY, age 67, has been a director of the Company since March 1999. Since January 1, 1999, Mr. Curry has been Chairman of MPE Communications, a division of McCann Ericson Health Care, a division of Inter Public Group
(IPG). From 1981 to December 1998, Mr. Curry was Chairman and CEO of MPE Communications Inc., a privately-held health care education company. Mr. Curry also is a Director and the Chief Executive Officer of Curry, Martin, and Schiaveli, Inc., another division of McCann Ericson Health Care.

       DONALD G. STARK, age 73, has been a director of the Company since October 1992. From September 1987 until his retirement in September 1992, Mr. Stark served as the Vice Chairman of the Board of Nova Pharmaceutical Corporation.

       LARRY R. ELLINGSWORTH, PH.D., age 49, has served as Vice President, Research and Development of the Company since December 1997. From October 1996 to November 1997, he was Executive Vice President, Research and Chief Scientific Officer of Metamorphix, Inc., a privately-held biopharmaceutical company. Previously, from November 1995 to September 1996, he was Executive Vice President, Chief Scientific Officer and a director of Cystar, Inc., a publicly-held biopharmaceutical company. From May 1991 to December 1994, he was Vice President, Operations for Celtrix Pharmaceuticals, Inc., a publicly-held biopharmaceutical company.

       THERESA M. STEVENS, ESQ., age 39, has served as Vice President, Corporate Development of the Company since September 1996. From January 1995 to September 1996, Ms. Stevens was employed as a patent attorney for the law firm of Armstrong, Westerman, Hattori, McLeland & Naughton. Previously, she was a patent attorney with the law firm of Pennie & Edmonds from August 1993 to January 1995. Prior to August 1993, she worked as a patent attorney in the legal department of The DuPont Merck Pharmaceutical Company.

       GREGORY C. ZAKARIAN, CPA, age 51, has served as Vice President, Administration, Chief Financial Officer and Treasurer of the Company since September 1992. He has served as Secretary of the Company since November 1993, and as Assistant Secretary of the Company from September 1992 until October 1993. Prior to September 1992, Mr. Zakarian was a partner with an international CPA firm.

       The Compensation Committee of the Board of Directors reviews and makes recommendations to the Board on matters relating to employee compensation and benefits, determines the compensation of the officers and other key employees, and administers the Stock Option Plan. The current members are Charles J. Coulter, Robert L. Curry and Donald G. Stark (chair). The Audit Committee of the Board of Directors reviews and monitors the Company's financial reporting and accounting practices. The current members are Charles J. Coulter (chair), Robert
L. Curry and Donald G. Stark. The Company does not have a nominating committee.

       During 1999, the Board of Directors met 7 times, the Compensation Committee met 3 times, and the Audit Committee met once.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that each of the Company's directors and executive officers, and any beneficial owner of more than 10% of the Company's Common Stock, file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership of the Common Stock and reports of change in beneficial ownership of the Common Stock. Such persons also are required by SEC regulations to furnish the Company with copies of all such reports. Based solely on the Company's review of the copies of such reports furnished to it for the year ended December 31, 1999, and on the written representations made by such persons that no other such reports are required, the Company is not aware of any noncompliance with Section 16(a) during 1999.

                              EXECUTIVE COMPENSATON

       The following table sets forth information for each of the Company's last three fiscal years concerning the compensation earned by each of the Company's executive officers whose compensation, consisting of salary and bonuses, exceeded $100,000 for the year ended December 31, 1999 (the "named executive officers").

                                                     SUMMARY COMPENSATION TABLE


                                                                                      Long-Term Compensation
                                                                              --------------------------------------
                                                   Annual
                                                Compensation                          Awards               Payouts
                                     -----------------------------------------------------------------------------------------------
                                                                                            Securities
                                                                  Other       Restricted    Underlying                   All Other
   Name and Principal                                          Annual Com-       Stock       Options/        LTIP         Compen-
        Position              Year   Salary ($)   Bonus ($)   pensation ($)   Awards ($)     SARs (#)     Payouts($)    sation ($)
------------------------------------------------------------------------------------------------------------------------------------
V. M. Esposito,               1999    350,000          --         --             --                --        --           9,215(1)
Ph.D., Chief                  1998    325,000          --         --             --           500,000        --          36,858
Executive Officer             1997    300,000      50,000         --             --                --        --          59,738

L. R. Ellingsworth,           1999    155,056          --         --             --           100,000        --              --
Ph.D., Vice                   1998    145,839          --         --             --           150,000        --              --
President, Research           1997      9,388          --         --             --           250,000        --              --
and Development

T. M. Stevens                 1999    134,751          --         --             --           100,000        --              --
Vice President,               1998    129,254          --         --             --           150,000        --              --
Corporate Development         1997    122,005          --         --             --            35,000        --              --

G. C. Zakarian                1999    154,672          --         --             --           100,000        --           3,340(1)
Chief Financial               1998    148,339          --         --             --           150,000        --          13,360
Officer                       1997    141,672          --         --             --            50,000        --          29,202

-------

(1) Consists of premiums paid by the Company on a split dollar life insurance policy. Such payments were discontinued in April 1999.


       The following table sets forth individual grants of stock options to the named executive officers during the year ended December 31, 1999.


                                                         OPTION GRANTS IN 1999


                                Number of Securities     Percent of Total Options
                                 Underlying Options       Granted to Employees in          Exercise Price
              Name                  Granted (#)                 Fiscal Year                 ($/Share)(2)            Expiration Date
-----------------------------------------------------------------------------------------------------------------------------------
L. R. Ellingsworth, Ph.D.            100,000(1)                    12.8%                       $0.50                    12/03/09

T. M. Stevens                        100,000(1)                    12.8%                       $0.50                    12/03/09

G. C. Zakarian                       100,000(1)                    12.8%                       $0.50                    12/03/09

-------

(1) Options vest ratably on a monthly basis over the 48 months following date of grant.

(2) All options were granted at an exercise price equal to the fair market value based on the closing bid of the Common Stock on the date of grant.


       The following table sets forth information concerning stock options exercised during 1999 and the value of unexercised stock options held at December 31, 1999 by the named executive officers.

                                                 AGGREGATED OPTION EXERCISES IN 1999
                                                     AND YEAR-END OPTION VALUES


                                                                                     Number of Securities     Value of Unexercised
                                                                                    Underlying Unexercised    In-the-Money Options
                                                                                   Options at Year-End (#)  At Fiscal Year End($)(1)
                             Shares Acquired on Exercise                               Exercisable (E)/         Exercisable (E)/
             Name                        (#)                Value Realized ($)        Unexercisable (U)        Unexercisable (U)
------------------------------------------------------------------------------------------------------------------------------------
V. M. Esposito, Ph.D.                     0                         --                 2,628,549(E)                $37,500(E)
                                                                                         411,459(U)                $42,500(U)

L. R. Ellingsworth, Ph.D.                 0                         --                   168,750(E)                 $5,250(E)
                                                                                         331,250(U)                $12,750(U)

T. M. Stevens                             0                         --                   225,937(E)                 $5,250(E)
                                                                                         259,068(U)                $12,750(U)

G. C. Zakarian                            0                         --                   613,334(E)                $10,250(E)
                                                                                         225,000(U)                $12,750(U)

-------

(1) Market value of securities underlying in-the-money options at the end of fiscal year 1999 (based on $0.41 per share, the closing bid of the Common Stock on December 31, 1999), minus the exercise price.


COMPENSATION OF DIRECTORS

       Only directors who are not employees of the Company are compensated for their services as directors. Each nonemployee director is paid an annual retainer of $10,000 as compensation for services. Additionally, each nonemployee director is paid $1,000 for each meeting of the Board of Directors which he attends and $500 for each meeting of a committee of the Board attended in person and held separately. Directors also are reimbursed for their expenses incurred in attending Board and committee meetings.

       Under the 1992 Directors' Stock Option Plan (the "Directors' Plan"), each member of the Board of Directors of the Company who is not an employee of the Company qualifies to participate in the Directors' Plan. Upon initial election of the Board, a director is granted an option to purchase the number of shares of Common Stock equal to $20,000 ($10,000 if elected on or after the six-month anniversary of the most recent annual stockholders meeting) divided by the greater of the market price of the Common Stock on the date of grant or $0.50. At the time of reelection to serve or upon continuing to hold office for the following year, a director is granted an additional option to purchase the number of shares of Common Stock equal to $20,000 divided by the greater of the market price of the Common Stock on the date of the grant or $0.50. For directors who have served for at least three years, this basic annual grant is supplemented every third year by an additional grant of an option to purchase a number of shares of Common Stock equal to 150% of the number of shares covered by the basic grant. Vesting occurs quarterly in four equal installments over a period of one year following the date of grant. All stock options granted under the Directors' Plan have a five-year term.

EMPLOYMENT CONTRACTS

        Dr. Esposito entered into an agreement with the Company which commenced January 1, 1996 and expires on December 31, 2000. The agreement requires Dr. Esposito to devote his entire business time to the Company, not to compete with the Company for a period of two years after termination of employment with the Company and to assign to the Company all rights to technology discovered by him during his employment. The agreement provides for an annual base salary of $375,000 effective May 1, 2000. Dr. Esposito also is eligible to receive bonuses as determined by the Board. The agreement provides for termination by the Company on thirty-six months' prior notice or without notice upon payment of severance equal to thirty-six months' salary and any bonus to which he would have been entitled.

       Dr. Ellingsworth is employed under an agreement with the Company which commenced December 1, 1998 and expires on November 30, 2001. Dr. Ellingsworth's agreement requires him to devote his entire business time to the Company, not to compete with the Company for a period of two years after termination of employment with the Company and to assign to the Company all rights to technology discovered by him during his employment. The agreement provides for an annual base salary of $161,000 through November 30, 2000, and thereafter is subject to adjustment by the Board, provided that it is not less than the prior year's base salary. Dr. Ellingsworth also is eligible to receive bonuses as determined by the Board. The agreement provides for termination by the Company on six months' prior notice or without notice upon payment of severance equal to six months' salary and any bonus to which he would have been entitled. The agreement also provides that if Dr. Ellingsworth is terminated within one year of a "change in control", related to such change in control, then he will receive salary and benefits for a period of twelve months, net of any employment earnings he may receive from other sources during the twelve-month period.

       Ms. Stevens is employed under an agreement with the Company which commenced October 1, 1997 and expires on September 30, 2000. Ms. Stevens' agreement requires her to devote her entire business time to the Company, not to compete with the Company for a period of two years after termination of employment with the Company and to assign to the Company all rights to technology discovered by her during her employment. The agreement provides for an annual base salary of $140,000 through September 30, 2000. Ms. Stevens also is eligible to receive bonuses as determined by the Board. The agreement provides for termination by the Company on six months' prior notice or without notice upon payment of severance equal to six months' salary and any bonus to which she would have been entitled. The agreement also provides that if Ms. Stevens is terminated within one year of a "change in control", related to such change in control, then she will receive salary and benefits for a period of twelve months, net of any employment earnings she may receive from other sources during the twelve-month period.

       Mr. Zakarian is employed under an agreement with the Company which commenced May 1, 1998 and expires on April 30, 2001. Mr. Zakarian's agreement requires him to devote his entire business time to the Company, not to compete with the Company for a period of two years after termination of employment with the Company and to assign to the Company all rights to technology discovered by him during his employment. The agreement provides for an annual base salary of $157,000 through April 30, 2000, and thereafter is subject to adjustment by the Board, provided that it is not less than the prior year's base salary. Mr. Zakarian also is eligible to receive bonuses as determined by the Board. The agreement provides for termination by the Company on twelve months' prior notice or without notice upon payment of severance equal to twelve months' salary and any bonus to which he would have been entitled. The agreement also provides that if Mr. Zakarian is terminated within one year of a "change in control", related to such change in control, then he will receive salary and benefits for a period of twelve months, net of any employment earnings he may receive from other sources during the twelve-month period.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       On September 13, 1999, the Company entered into an Omnibus Agreement with SmithKline Beecham Biologicals Manufacturing s.a. ("SB Bio") and its affiliate SmithKline Beecham plc ("SB plc"). Pursuant to the Omnibus Agreement, (i) MicroCarb Human Vaccines Inc., the joint venture between the Company and SB Bio ("MCHV"), was dissolved and SB Bio's 26.25 % equity interest in the joint venture was converted into 3,595,264 shares of Common Stock of the Company and
(ii) the Company and SB plc entered into a Research and Development, Research Support and License Agreement, dated as of September 13, 1999 (the "New License Agreement"), which replaced an earlier license agreement among the Company, SmithKline Beecham Corporation ("SKB") and MCHV. Under the New License Agreement, the Company is entitled to receive milestone payments and royalties, as defined.

       In connection with the termination of the joint venture, the Company issued to SB Bio an Amended and Restated Warrant (the "New Warrant"), which entitles SB Bio to purchase, at an exercise price of $.37 per share, 3,865,769 shares of Common Stock (and which would increase to 4,731,958 shares of Common Stock if, on or before October 1, 1999, SKB had provided the Company with a second $666,667 payment of research and development funding under the New License Agreement). The New Warrant is exercisable on or before September 1, 2003.

       SB Bio has agreed that, for a period of ten years beginning May 6, 1996, except with the prior consent of the Company and subject to certain limited exceptions, SB Bio and its affiliates will not acquire common or preferred stock of the Company if the effect of the acquisition would be to increase the total percentage ownership of SB Bio and its affiliates in any class of equity securities of the Company to more than 28% of the outstanding securities of that class. In addition, if at any time prior to May 6, 2006, SB Bio proposes to sell 5% or more of the then outstanding shares of Common Stock of the Company, it must first offer the shares to the Company. The Company, or a designee of the Company, can elect within 30 days to purchase the shares at the price offered by SB Bio. If the Company does not elect to purchase the shares, SB Bio can sell the shares to a third party on the same terms that it offered to the Company.

       On March 15, 2000, the Company completed an equity financing in which it raised gross proceeds of $15,293,790. In the financing, the Company sold 18,717,864 A Units and 4,454,545 B Units, in each case at a price of $0.66 per Unit, of which First Lincoln Holdings, Inc. purchased 2,272,727 A Units and CHL Medical Partners, L.P. purchased 1,515,151 A Units. Each A Unit consisted of (i) one share of Common Stock of the Company and (ii) one Class A Warrant. Each Class A Warrant has a five-year term and became exercisable immediately upon issuance to purchase one share of Common Stock at an exercise price of $1.50 per share. At the election of the Company, the Class A Warrants may be redeemed, upon 30 days prior written notice to the holders, at a redemption price of $.10 per Warrant, if (i) after September 15, 2001, the average market price of the Common Stock exceeds $7.50 per share for 20 consecutive trading days or (ii) after March 15, 2002, the average market price of the Common Stock exceeds $4.50 per share for 20 consecutive trading days. The redemption of the Class A Warrants is contingent upon the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), registering for resale the shares of Common Stock acquired upon the exercise of the Class A Warrants.

       In connection with the financing, the Company has agreed to issue to CHL Medical Partners, L.P., as compensation for services rendered in connection with the financing, (i) 300,000 Class C Warrants and (ii) 300,000 Class D Warrants. Each Class C Warrant has a five-year term and becomes exercisable March 15, 2001 to purchase one share of Common Stock at an exercise price of $.66 per share. Each Class D Warrants has a five-year term and becomes exercisable March 15, 2001 to purchase one share of Common Stock at an exercise price of $1.50 per share. Neither the Class C Warrants nor the Class D Warrants are redeemable by the Company. The issuance of the Class C Warrants and the Class D Warrants is contingent upon increasing the number of available shares of Common Stock.

       The Company has agreed to file with the Securities and Exchange Commission, and use its best efforts to have declared effective, a registration statement under the Securities Act registering for resale (i) the shares of Common Stock included in the A Units and (ii) the shares of Common Stock issuable upon the exercise of the Warrants.

                            RESIGNATION OF AUDITORS

       Effective April 28, 2000, the Company's independent accountants, PricewaterhouseCoopers LLP, resigned.

       In its report letter dated February 26, 1999 on the Company's calendar year 1998 financial statements, PricewaterhouseCoopers LLP expressed a qualification with respect to the Company's ability to continue as a going concern. In its report letter dated March 30, 2000 on the Company's calendar year 1999 financial statements, no such qualification was expressed by PricewaterhouseCoopers LLP.

       During the last two calendar years, and to the date of resignation, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to refer to the matter in its report.

       The Audit Committee of the Company is conducting a search for new independent accountants.

                              STOCKHOLDER PROPOSALS

       Stockholder proposals intended to be presented at the 2001 Annual Meeting must be received by the Secretary of the Company on or before December 29, 2000 in order to be considered for inclusion in the Company's proxy statement and form of proxy for the Annual Meeting, and must also meet the other requirements set forth in the rules of the Securities and Exchange Commission relating to such stockholder proposals. If the proposal is received by the Company less than 45 days prior to the anniversary of the mailing date of this proxy statement, the persons named as proxies in the Company's proxy material for the 2001 Annual Meeting will have the discretionary authority to vote on the matter in accordance with their best judgment without disclosure in the proxy statement of such matter or of how the proxy holders intend to exercise their discretionary voting authority.

                                              By Order of the Board of Directors

                                              /S/GREGORY C. ZAKARIAN
                                              ----------------------
                                                 GREGORY C. ZAKARIAN
                                                 Secretary


April 28, 2000

                              ANTEX BIOLOGICS INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned, revoking all prior proxies, hereby appoints V. M. Esposito, Gregory C. Zakarian, or either of them, with full power of substitution, as proxies to represent and vote on my behalf at the Annual Meeting of Stockholders of Antex Biologics Inc. (the "Company") to be held on June 23, 2000, and at any adjournment or adjournments thereof (the "Meeting"), all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side upon that matter, and in their discretion, upon such other matters as may come before the Meeting.

       Attendance of the undersigned at the Meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Meeting.

                         (TO BE SIGNED ON REVERSE SIDE)

A  [X]  PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE.

                             FOR    WITHHELD

1. Election of Director      [ ]      [ ]            NOMINEE:  DONALD G. STARK




                                                                          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
                                                                          MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF
                                                                          NO DIRECTION IS GIVEN, A SIGNED PROXY WILL BE VOTED "FOR"
                                                                          PROPOSAL 1.

               ANTEX BIOLOGICS INC.
               300 PROFESSIONAL DRIVE
               GAITHERSBURG, MD  20879-3419





SIGNATURE(S)____________________________________________    ____________________________________________  DATE:  __________, 2000
                                                                      SIGNATURE IF HELD JOINTLY

NOTE:  Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.